(GRAND PRIX FUND LOGO)

                                     ANNUAL
                                     REPORT

                                OCTOBER 31, 2001

                                                                   November 2001

Dear Fellow Shareholder,

Your Fund has gone through one of the worst bear markets in history after achieving considerable success in its first three years of operation. To put the recent bear market into perspective, the NASDAQ Composite Index from its peak on March 10, 2000 declined a record 72% by September 21, 2000. The S&P 500 declined 37% on a peak to trough basis during the 2000-01 bear market.

In a severe bear market, the stocks that go up the most in the preceding bull market typically go down the most. Growth stocks which tend to be the darlings in bull markets get hit the hardest as investors become frightened and try to lock in profits which frequently turns into a cascade of selling. While the Fund has experienced a very dramatic decline in NAV, the profits of the companies held in the Fund still continued to grow rapidly and exceed consensus expectations the vast majority of the time in each quarter.

In the first calendar quarter of 2000, 95% of the companies reported positive earnings surprises as per share earnings on average grew 46%. In the second calendar quarter, 95% of the companies again reported positive surprises with per share earnings growth of 65%. In the third quarter, respective positive earnings surprises and per share earnings growth was 100% and 74%. The companies in the Fund have performed especially well in an economic environment in which corporate profits have been dropping very sharply throughout 2001. Clearly the excellent earnings characteristics of the companies in the Fund were ignored by the stock market in the past year.

Many investors have become unduly pessimistic on both the economy and stock market in looking to the future. We feel that the United States economy is still in the early stages of the information revolution and that a strong economic recovery is highly probable. In 1980, 104,000 applications for patents were filed with the U.S. patent office. This number grew to 164,000 in 1990 which helped to lay the foundation for the longest economic expansion in history which took place during 1990-2001. This year it is estimated that 337,000 applications will be filed which augurs well for strong economic growth over the next decade.

We have often stated that the economy is nothing more than a reflection of economic activity. If the economic expansion over the next decade is especially strong, performance of the stock market should follow suit. Thus, we anticipate that the new bull market, which we think started on September 21, 2001, will continue for many years and carry the stock market much higher than most investors expect at this time.

In the severe bear market of 1973-74, the funds that went down the most were growth funds using similar investment styles to your Fund. When the market recovered, many of these funds went on to achieve some of the best performance results over the next decade. For example, Penn Mutual was the second worst performing fund during 1973-74. It lost 72% but went on to become the second best performing fund over the next decade and returned more than 1,000%. T. Rowe Price New Horizons Fund lost 70% of its value during 1973-74, then went on a tear and quintupled over the next decade. Neither of these funds changed its disciplines after a bad experience which is critical to achieving long-term success in the stock market.

We are well aware of the damage done in the stock market and, in particular, Grand Prix Fund in the past year. However, we urge each of you to adopt a long-term perspective and hold onto your shares for the long-term. Your portfolio manager has 34 years of investment experience under his belt and has been through harsh environments like this before. We thank you for your patience and look forward to the next bull market with great anticipation that it will be a very rewarding one for our shareholders.

Sincerely,

/s/Robert Zuccaro

Robert Zuccaro, CFA
President

                                    CLASS A

                Grand Prix Fund -        Grand Prix Fund -
    Date       Class A Shares (NAV)    Class A Shares (Load)    S&P 500 Index
    ----       --------------------    ---------------------    -------------
  12/31/97           $10,000                   $9,475              $10,000
   4/30/98           $11,970                  $11,345              $11,510
  10/31/98           $14,419                  $13,667              $11,463
   4/30/99           $25,725                  $24,383              $14,021
  10/31/99           $33,382                  $31,641              $14,405
   4/30/00           $62,376                  $59,123              $15,440
  10/31/00           $41,608                  $39,439              $15,280
   4/30/01           $21,820                  $20,682              $13,437
  10/31/01           $14,687                  $13,921              $11,475

                     For the period ended October 31, 2001

                                      Year                  Annualized
                                     Ended                    Since
                                    10/31/01                Inception
                                    --------                ---------
Grand Prix Fund -
  Class A Shares (NAV)              (64.70)%                  10.55%
Grand Prix Fund -
  Class A Shares (Load)             (66.56)%                   9.01%
S&P 500 Index                       (24.90)%                   3.65%

                                    CLASS C

                Grand Prix Fund -        Grand Prix Fund -
    Date       Class C Shares (NAV)    Class C Shares (Load)    S&P 500 Index
    ----       --------------------    ---------------------    -------------
    8/5/99           $10,000                   $9,900              $10,000
  10/31/99           $13,708                  $13,571              $10,473
   4/30/00           $25,552                  $25,298              $11,225
  10/31/00           $16,989                  $16,820              $11,109
   4/30/01            $8,875                   $8,787               $9,769
  10/31/01            $5,951                   $5,891               $8,342

                     For the period ended October 31, 2001

                                      Year                  Annualized
                                     Ended                    Since
                                    10/31/01                Inception
                                    --------                ---------
Grand Prix Fund -
  Class C Shares (NAV)              (64.97)%                 (20.70)%
Grand Prix Fund -
  Class C Shares (Load)             (65.32)%                 (21.06)%
S&P 500 Index                       (24.90)%                  (7.76)%

These charts assume an initial gross investment of $10,000 made on 12/31/97 and 8/05/99 (since inception) for the Class A Shares and Class C Shares, respectively, and the Standard &Poor's 500 Index (S&P 500) on each date. The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Past performance does not guarantee future results. Performance figures include reinvested dividends and capital gains. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

GRAND PRIX FUND
STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2001

ASSETS:
     Investments, at value (cost $81,948,905)                     $ 82,553,350
     Capital shares sold                                               814,953
     Dividends and interest receivable                                   6,081
     Organizational expenses, net of accumulated amortization           18,532
     Other assets                                                       14,659
                                                                  ------------
     Total Assets                                                   83,407,575
                                                                  ------------

LIABILITIES:
     Capital shares redeemed                                           334,102
     Payable to Advisor                                                 61,224
     Loan payable                                                    1,400,000
     Accrued expenses and other liabilities                            158,462
                                                                  ------------
     Total Liabilities                                               1,953,788
                                                                  ------------
                                                                  $ 81,453,787
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
     Capital stock                                                $311,566,667
     Accumulated undistributed net realized
       loss on investments sold                                   (230,717,325)
     Net unrealized appreciation on investments                        604,445
                                                                  ------------
     Total Net Assets                                             $ 81,453,787
                                                                  ------------
                                                                  ------------

CLASS A SHARES:
     Net assets                                                   $ 58,727,453
     Shares of beneficial interest outstanding
       (500,000,000 shares of $.01 par value authorized)             4,778,202
     Net asset value and redemption price per share                     $12.29
                                                                  ------------
                                                                  ------------
     Maximum offering price per share (100/94.75 of $12.29)             $12.97
                                                                  ------------
                                                                  ------------

CLASS C SHARES:
     Net assets                                                   $ 22,726,334
     Shares of beneficial interest outstanding
       (500,000,000 shares of $.01 par value authorized)             1,876,357
     Net asset value and redemption price per share                     $12.11
                                                                  ------------
                                                                  ------------
     Maximum offering price per share (100/99 of $12.11)                $12.23
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

GRAND PRIX FUND
STATEMENT OF OPERATIONS - YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME:
     Interest income                                             $     228,685
     Dividend income (net of foreign withholding taxes of $1,250)      341,526
                                                                 -------------
     Total investment income                                           570,211
                                                                 -------------

EXPENSES:
     Investment advisory fee                                         1,661,860
     Administration fee                                                131,912
     Shareholder servicing and accounting costs                        521,505
     Custody fees                                                       37,960
     Federal and state registration                                     61,033
     Professional fees                                                  35,841
     Reports to shareholders                                            32,980
     Directors' fees and expenses                                        2,546
     Amortization of organizational expenses                            15,910
     Distribution expense - Class A shares                             299,647
     Distribution expense - Class C shares                             463,271
     Other                                                               2,929
                                                                 -------------
     Total operating expenses before expense
       waiver recovery and interest expense                          3,267,394
     Less:  Reimbursement from Advisor (Note 6)                       (149,363)
                                                                 -------------
     Total operating expenses before interest expense                3,118,031
     Interest expense                                                  844,131
                                                                 -------------
     Total expenses                                                  3,962,162
                                                                 -------------
NET INVESTMENT LOSS                                                 (3,391,951)
                                                                 -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     Net realized loss on investment transactions                 (186,259,832)
     Change in unrealized appreciation
       (depreciation) on investments                               (14,981,173)
                                                                 -------------
     Net realized and unrealized loss on investments              (201,241,005)
                                                                 -------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(204,632,956)
                                                                 -------------
                                                                 -------------

                     See notes to the financial statements.

GRAND PRIX FUND
STATEMENT OF CASH FLOWS - YEAR ENDED OCTOBER 31, 2001

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:

Sales of capital shares                        $   663,983,884
Repurchases of capital shares                     (761,154,800)
Net change in receivables/payables related to
  capital share transactions                         4,916,083
                                               ---------------

Cash used by capital share transactions            (92,254,833)
Cash provided by borrowings                          1,400,000
                                               ---------------
                                                                  $(90,854,833)
                                                                  ------------

CASH PROVIDED (USED) BY OPERATIONS:

Purchases of investments                        (1,605,403,784)
Proceeds from sales of investments               1,700,194,239
                                               ---------------
                                                    94,790,455
                                               ---------------

Net investment loss                                 (3,391,951)
Net change in receivables/payables
  related to operations                               (543,671)
                                               ---------------
                                                    (3,935,622)
                                               ---------------
                                                                    90,854,833
                                                                  ------------

Net increase in cash                                                         0
Cash, beginning of year                                                      0
                                                                  ------------
Cash, end of year                                                 $          0
                                                                  ------------
                                                                  ------------

Supplemental Information:
  Cash paid for interest                              $885,935

                     See notes to the financial statements.

GRAND PRIX FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                Year Ended               Year Ended
                                                                             October 31, 2001         October 31, 2000
                                                                             ----------------         ----------------
OPERATIONS:
     Net investment loss                                                      $  (3,391,951)           $  (8,782,216)
     Net realized loss on investment transactions                              (186,259,832)             (42,640,251)
     Change in unrealized appreciation (depreciation) on investments            (14,981,173)             (11,059,234)
                                                                              -------------            -------------
     Net decrease in net assets resulting from operations                      (204,632,956)             (62,481,701)
                                                                              -------------            -------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
     FROM NET REALIZED GAINS                                                             --               (1,291,162)
                                                                              -------------            -------------

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
     FROM NET REALIZED GAINS                                                             --                 (202,410)
                                                                              -------------            -------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                                  663,983,884            1,294,765,602
     Shares issued to holders in reinvestment of dividends                               --                1,440,112
     Cost of shares redeemed                                                   (761,154,800)            (951,202,444)
                                                                              -------------            -------------
     Net increase (decrease) in net assets
       resulting from capital share transactions                                (97,170,916)             345,003,270
                                                                              -------------            -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (301,803,872)             281,027,997

NET ASSETS:
     Beginning of period                                                        383,257,659              102,229,662
                                                                              -------------            -------------
     End of period                                                            $  81,453,787            $ 383,257,659
                                                                              -------------            -------------
                                                                              -------------            -------------

                     See notes to the financial statements.

GRAND PRIX FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                                                                            Class A Shares
                                                Class A Shares      Class A Shares      Class A Shares  Dec. 31, 1997 (1)<F1>
                                                  Year Ended          Year Ended          Year Ended           through
                                                Oct. 31, 2001       Oct. 31, 2000       Oct. 31, 1999       Oct. 31, 1998
                                                -------------       -------------       -------------       -------------
Per Share Data:
Net asset value, beginning of period               $ 34.82             $ 28.21             $ 14.42             $ 10.00
                                                   -------             -------             -------             -------

Income from investment operations:
  Net investment loss                                (0.38)(2)(3)        (0.89)(2)(3)        (0.32)(2)(3)        (0.10)
                                                          <F2><F3>            <F2><F3>            <F2><F3>
  Net realized and unrealized gains (losses)
   on investments                                   (22.15)               7.82               16.74                4.52
                                                   -------             -------             -------             -------
  Total from investment operations                  (22.53)               6.93               16.42                4.42
                                                   -------             -------             -------             -------
Less distributions from net realized gains              --               (0.32)              (2.63)                 --
                                                   -------             -------             -------             -------
Net asset value, end of period                     $ 12.29             $ 34.82             $ 28.21             $ 14.42
                                                   -------             -------             -------             -------
                                                   -------             -------             -------             -------

Total return (4)<F4>                                (64.70)%             24.64%             131.51%              44.20%(5)<F5>

Supplemental data and ratios:
  Net assets, end of period (000's)                $58,727            $284,021             $92,500              $1,595
  Ratio of operating expenses to
   average net assets                                 1.67%(8)            1.62%(6)(7)         1.72%(8)            1.65%(8)
                                                           <F8>               <F6><F7>             <F8>                <F8>
  Ratio of interest expense to
   average net assets                                 0.51%               0.72%               0.04%                 --
  Ratio of net investment loss to
   average net assets                                (1.32)%(8)<F8>      (1.23)%(6)<F6>      (1.41)%(8)<F8>      (1.03)%(8)<F8>
  Portfolio turnover rate (9)<F9>                   821.69%              834.9%              764.3%              521.6%

(1)<F1> Commencement of operations.
(2)<F2> Net investment loss per share represents net investment loss divided by the monthly average shares of common stock outstanding.
(3)<F3> Net investment loss before interest expense for the periods ending October 31, 2001, October 31, 2000 and October 31, 1999 was $(0.28),
        $(0.56) and $(0.31), respectively.
(4)<F4> The total return does not reflect the 5.25% front-end sales charge.
(5)<F5> Not annualized.
(6)<F6> For the year ended October 31, 2000, the operating expense ratio excludes interest expense. The ratio including interest expense was 2.34%. The ratio of net investment loss to average net assets, including interest expense was (1.95)%.
(7)<F7> Ratio includes Advisor expense waiver recovery of 0.09%.
(8)<F8> Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2001, October 31, 1999 and October 31, 1998 would have been 2.27%, 2.28% and 15.93%, respectively. The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2001, October 31, 1999 and October 31, 1998 would have been (1.92)%, (1.97)% and (15.31)%, respectively.
(9)<F9> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

GRAND PRIX FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                                                                       Class C Shares
                                                          Class C Shares      Class C Shares       Aug. 5, 1999 (1)<F10>
                                                            Year Ended          Year Ended                through
                                                          Oct. 31, 2001        Oct. 31, 2000           Oct. 31, 1999
                                                          -------------        -------------           -------------
Per Share Data:
Net asset value, beginning of period                         $ 34.57             $ 28.17                  $ 20.55
                                                             -------             -------                  -------

Income from investment operations:
  Net investment loss(2)<F11>(3)<F12>                          (0.52)              (1.10)                   (0.13)
  Net realized and unrealized gains (losses)
   on investments                                             (21.94)               7.82                     7.75
                                                             -------             -------                  -------
  Total from investment operations                            (22.46)               6.72                     7.62
                                                             -------             -------                  -------
Less distributions from net realized gains                        --               (0.32)                      --
                                                             -------             -------                  -------
Net asset value, end of period                               $ 12.11             $ 34.57                  $ 28.17
                                                             -------             -------                  -------
                                                             -------             -------                  -------

Total return (4)<F13>                                         (64.97)%             23.92%                   37.08%(5)<F14>

Supplemental data and ratios:
  Net assets, end of period (000's)                          $22,726             $99,237                   $9,730
  Ratio of operating expenses to
   average net assets                                           2.42%(8)            2.37%(6)(7)              2.47%(8)
                                                                     <F17>             <F15><F16>                 <F17>
  Ratio of interest expense to
   average net assets                                           0.51%               0.72%                    0.19%
  Ratio of net investment loss to
   average net assets                                          (2.07)%(8)<F17>     (1.98)%(6)<F15>          (2.22)%(8)<F17>
  Portfolio turnover rate (9)<F18>                            821.69%              834.9%                   764.3%

(1)<F10> Commencement of operations.
(2)<F11> Net investment loss per share represents net investment loss divided by the monthly average shares of common stock outstanding.
(3)<F12> Net investment loss before interest expense for the periods ending October 31, 2001, October 31, 2000 and October 31, 1999 was $(0.42),
         $(0.91) and $(0.12), respectively.
(4)<F13> The total return does not reflect the 1.00% front-end sales charge.
(5)<F14> Not annualized.
(6)<F15> For the year ended October 31, 2000, the operating expense ratio excludes interest expense. The ratio including interest expense was 3.09%. The ratio of net investment loss to average net assets, including interest expense was (2.70)%.
(7)<F16> Ratio includes Advisor expense waiver recovery of 0.09%.
(8)<F17> Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2001 and October 31, 1999 would have been 3.02% and 3.33%, respectively. The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2001 and October 31, 1999 would have been (2.67)% and (3.08)%, respectively.
(9)<F18> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

GRAND PRIX FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2001

  Shares                                                              Value
  ------                                                              -----
            COMMON STOCKS - 101.3%

            AUTOMOTIVE - 15.6%
  20,000    A.C.L.N. Limited *<F19>(1)<F21>                        $   534,600
  50,000    AutoZone, Inc. *<F19>                                    2,926,500
  80,000    Copart, Inc. *<F19>                                      2,348,000
 100,000    Group 1 Automotive, Inc. *<F19>                          2,680,000
  80,000    O'Reilly Automotive, Inc. *<F19>                         2,260,800
 120,000    Sonic Automotive, Inc. *<F19>                            1,994,400
                                                                   -----------
                                                                    12,744,300
                                                                   -----------

            BUILDING & HOUSING - 0.7%
  50,000    Hovnanian Enterprises, Inc. - Class A *<F19>               585,000
                                                                   -----------

            BUSINESS SERVICES - 3.2%
  75,000    Right Management Consultants, Inc. *<F19>                2,607,750
                                                                   -----------

            COMPUTER SERVICES - 7.0%
  50,000    CACI International Inc. - Class A *<F19>                 3,110,500
  50,000    McAfee.com Corporation *<F19>                            1,100,000
  60,000    PEC Solutions, Inc. *<F19>                               1,506,000
                                                                   -----------
                                                                     5,716,500
                                                                   -----------

            E-COMMERCE - 3.4%
  30,000    eBay Inc. *<F19>                                         1,574,400
  40,000    Expedia, Inc. - Class A *<F19>                           1,176,400
                                                                   -----------
                                                                     2,750,800
                                                                   -----------

            EDUCATION - 3.7%
  75,000    Apollo Group, Inc. - Class A *<F19>                      3,048,750
                                                                   -----------

            ELECTRONIC - 5.6%
  40,000    Engineered Support Systems, Inc.                         1,991,600
  30,000    L-3 Communications Holdings, Inc. *<F19>                 2,606,100
                                                                   -----------
                                                                     4,597,700
                                                                   -----------

            ENTERTAINMENT & LEISURE - 2.7%
  60,000    Direct Focus, Inc. *<F19>                                1,459,200
  60,000    Shuffle Master, Inc. *<F19>                                751,200
                                                                   -----------
                                                                     2,210,400
                                                                   -----------

            FINANCE - 4.7%
 110,000    Doral Financial Corp.                                    3,835,700
                                                                   -----------

            FINANCIAL SERVICES - 2.6%
  60,000    Moody's Corporation                                      2,083,200
                                                                   -----------

            HEALTHCARE - 19.5%
  65,000    AdvancePCS *<F19>                                        3,950,050
  60,000    Cerner Corporation *<F19>                                3,225,000
  60,000    Diagnostic Products Corporation                          2,646,000
  40,000    DIANON Systems, Inc. *<F19>                              1,844,000
 240,000    U.S. Physical Therapy, Inc. *<F19>                       4,224,000
                                                                   -----------
                                                                    15,889,050
                                                                   -----------

            INSURANCE - 1.1%
  15,000    Hilb, Rogal and Hamilton Company                           868,950
                                                                   -----------

            PHARMACEUTICALS - 20.1%
  60,000    Forest Laboratories, Inc. *<F19>                         4,462,800
  75,000    King Pharmaceuticals Inc. *<F19>                         2,924,250
 100,000    Mylan Laboratories Inc.                                  3,687,000
 125,000    Taro Pharmaceutical Industries Ltd. *<F19>(1)<F21>       5,262,500
                                                                   -----------
                                                                    16,336,550
                                                                   -----------

            RETAIL - 3.4%
 100,000    Movie Gallery, Inc. *<F19>                               2,755,000
                                                                   -----------

            TELECOMMUNICATIONS SERVICES - 2.8%
  75,000    Metro One Telecommunications, Inc. *<F19>                2,261,250
                                                                   -----------

            UNIT INVESTMENT TRUSTS - 5.2%
 125,000    Nasdaq-100 Index Tracking Stock *<F19>                   4,237,500
                                                                   -----------
            TOTAL COMMON STOCKS (Cost $81,923,955)                  82,528,400
                                                                   -----------

Principal
  Amount
  ------
            SHORT-TERM INVESTMENTS - 0.0%

            VARIABLE RATE DEMAND NOTES#<F20>
  24,950    Wisconsin Electric Power Company, 2.0445%                   24,950
                                                                   -----------
            TOTAL SHORT-TERM INVESTMENTS (Cost $24,950)                 24,950
                                                                   -----------
            TOTAL INVESTMENTS - (COST $81,948,905) - 101.3%         82,553,350
            Liabilities, less Other Assets - (1.3)%                 (1,099,563)
                                                                   -----------
            TOTAL NET ASSETS - 100.0%                              $81,453,787
                                                                   -----------
                                                                   -----------

  *<F19>   Non-income producing security.
  #<F20> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 2001.
(1)<F21>   Foreign security.

                     See notes to the financial statements.

GRAND PRIX FUND
NOTES TO THE FINANCIAL STATEMENTS - OCTOBER 31, 2001

1.   ORGANIZATION

     The Grand Prix Funds, Inc. (the "Corporation") was incorporated on October 30, 1997 as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Corporation is authorized to issue its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Corporation currently offers two series of shares: The Grand Prix Fund (the "Fund") and the Super Core Fund (collectively the "Funds"). The shares of common stock of the Funds are further divided into two classes:Class A and Class C. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares. The Fund commenced investment operations on December 31, 1997. Effective December 1, 1998, the Fund changed from a no-load mutual fund to a load fund.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     (a) Investment Valuation - Securities are stated at value. Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the average of the latest bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Target Investors (the "Advisor") pursuant to guidelines established by the Board of Directors.

     (b) Organization Costs - Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced its investment activities. If any of the original shares of the Fund purchased by the initial shareholder are redeemed prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized costs as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

     (c) Federal Income and Excise Taxes - The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

     (d) Distribution to Shareholders - Dividends from net investment income will be declared and paid annually. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

     (e) Securities Transactions and Investment Income - Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

3.   SHARES OF COMMON STOCK

     Transactions in shares of common stock were as follows:

PERIOD ENDING OCTOBER 31, 2001

                                          $                   Shares
                                          -                   ------
CLASS A SHARES:
   Shares sold                      $  498,909,102          21,541,559
   Shares issued to
     holders in
     reinvestment
     of dividends                               --                  --
   Shares redeemed                    (576,270,823)        (24,921,294)
                                    --------------         -----------
   Net decrease                     $  (77,361,721)         (3,379,735)
                                    --------------

   SHARES OUTSTANDING:
   Beginning of period                                       8,157,937
                                                           -----------
   End of period                                             4,778,202
                                                           -----------
                                                           -----------

CLASS C SHARES:
   Shares sold                      $  165,074,782           6,253,468
   Shares issued to
     holders in
     reinvestment
     of dividends                               --                  --
   Shares redeemed                    (184,883,977)         (7,247,935)
                                    --------------         -----------
   Net decrease                     $  (19,809,195)           (994,467)
                                    --------------

   SHARES OUTSTANDING:
   Beginning of period                                       2,870,824
                                                           -----------
   End of period                                             1,876,357
                                                           -----------
                                                           -----------
   TOTAL DECREASE                   $  (97,170,916)
                                    --------------
                                    --------------

PERIOD ENDING OCTOBER 31, 2000
                                          $                   Shares
                                          -                   ------
CLASS A SHARES:
   Shares sold                      $1,063,359,246          23,604,210
   Shares issued to
     holders in
     reinvestment
     of dividends                        1,241,890              37,776
   Shares redeemed                    (839,814,361)        (18,763,415)
                                    --------------         -----------
   Net increase                     $  224,786,775           4,878,571
                                    --------------

   SHARES OUTSTANDING:
   Beginning of period                                       3,279,366
                                                           -----------
   End of period                                             8,157,937
                                                           -----------
                                                           -----------

CLASS C SHARES:
   Shares sold                      $  231,406,356           5,080,879
   Shares issued to
     holders in
     reinvestment
     of dividends                          198,222               6,026
   Shares redeemed                    (111,388,083)         (2,561,520)
                                    --------------         -----------
   Net increase                     $  120,216,495           2,525,385
                                    --------------

   SHARES OUTSTANDING:
   Beginning of period                                         345,439
                                                           -----------
   End of period                                             2,870,824
                                                           -----------
                                                           -----------
   TOTAL INCREASE                   $  345,003,270
                                    --------------
                                    --------------

4.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Fund for the year ended October 31, 2001 are summarized below. There were no purchases or sales of long-term U.S. government securities.

     Purchases                      $1,500,396,426
     Sales                          $1,589,829,015

     At October 31, 2001, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $84,017,137 were as follows:

     Unrealized appreciation           $ 4,709,896
     Unrealized depreciation            (6,173,683)
                                       -----------
     Net unrealized depreciation
       on investments                  $(1,463,787)
                                       -----------
                                       -----------

     At October 31, 2001, the Fund had an accumulated net realized capital loss carryover of $228,649,093, with $26,158,565 expiring in 2008 and $202,490,528 expiring in 2009. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

5.   CREDIT FACILITY

     Firstar Bank, N.A. (the "Bank") has made available to the Fund a credit facility pursuant to a Loan and Security Agreement ("Agreement"), as amended, dated September 27, 1999 for the purpose of purchasing portfolio securities. For the period November 1, 2000 through January 31, 2001, the interest rate on the outstanding principal amount was the Bank's Prime Rate. The interest rate changed on February 1, 2001 to the Bank's Prime Rate minus 1.50% (weighted average rate of 7.16% during the year ended October 31, 2001). The Fund was also charged a fee of 0.06% based on the maximum line of credit available during the period November 1, 2000 through January 31, 2001. Advances are collateralized by a first lien against the Fund's assets. During the year ended October 31, 2001, the Fund had an outstanding average daily balance of $11,649,890. The maximum amount outstanding during the year ended October 31, 2001, was $66,000,000. Interest expense amounted to $844,131 for the year ended October 31, 2001. At October 31, 2001, the Fund had a loan payable balance of $1,400,000.

6.   INVESTMENT ADVISOR

     The Fund has an agreement with the Advisor, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Advisor is compensated at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor agreed to waive its investment advisory fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to the extent necessary to ensure that the Fund's Class A and Class C total operating expenses did not exceed 1.75% and 2.50%, respectively. The Advisor may recover from the Fund the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses.

7.   SERVICE AND DISTRIBUTION PLAN

     The Fund has adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets for the Class A shares and up to 1.00% for the Class C shares. The currently approved rate is 0.25% and 1.00% of average daily assets for the Class A and Class C shares, respectively. Amounts paid under the Plans by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $299,647 for the Class A Shares and $463,271 for the Class C Shares pursuant to the Plans for the year ended October 31, 2001.

     This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report may be distributed to others only if preceded or accompanied by a current prospectus. The Grand Prix Fund is distributed by T.O. Richardson Securities, Inc., a member of the NASD.

GRAND PRIX FUND
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of the Grand Prix Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Grand Prix Fund (the Fund), as of October 31, 2001, the related statements of operations, cash flows and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Grand Prix Fund at October 31, 2001, and the results of its operations, cash flows and changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                            /s/Ernst & Young

Milwaukee, Wisconsin
November 21, 2001

GRAND PRIX FUNDS
P.O. BOX 701
MILWAUKEE, WI 53201

FUND INFORMATION         800 307-4880
ACCOUNT INFORMATION      800 432-4741

WWW.GRANDPRIXFUNDS.COM